                                                                     Exhibit 99

                             SUBJECT TO REVISION
                   SERIES TERM SHEET DATED MARCH 17, 1998

               DISCOVER(R) CARD MASTER TRUST I, SERIES 1998-3
  $500,000,000 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES
   $26,316,000 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES

                           GREENWOOD TRUST COMPANY
                    MASTER SERVICER, SERVICER AND SELLER

     THE INVESTOR CERTIFICATES REPRESENT FRACTIONAL UNDIVIDED INTERESTS IN THE DISCOVER CARD MASTER TRUST I (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENWOOD TRUST COMPANY ("GREENWOOD"). NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1998-3 INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1998-3 INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. INFORMATION REGARDING PAST PERFORMANCE CONTAINED HEREIN IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PRICE AND AVAILABILITY OF THE SERIES 1998-3 INVESTOR CERTIFICATES ARE SUBJECT TO CHANGE WITHOUT NOTICE.

     THIS SERIES TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. THERE SHALL BE NO OFFER, SOLICITATION OR SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1998-3 INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS AND OTHERS ASSOCIATED WITH THEM MAY HAVE POSITIONS IN, AND MAY EFFECT TRANSACTIONS IN, SECURITIES AND INSTRUMENTS OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM OR SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER
     CHASE SECURITIES INC.
          FIRST UNION CAPITAL MARKETS CORP.
               NATIONSBANC MONTGOMERY SECURITIES LLC

     NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-3 Supplement to the Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, between Greenwood and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee (the "Series Supplement").


TITLE OF SECURITIES ....................  Discover Card Master Trust I, Series
                                          1998-3 Floating Rate Class A Credit
                                          Card Pass-Through Certificates
                                          (the "Class A Certificates") and
                                          Discover Card Master Trust I, Series
                                          1998-3 Floating Rate Class B Credit
                                          Card Pass-Through Certificates (the
                                          "Class B Certificates,"  and together
                                          with the Class A Certificates, the
                                          "Investor Certificates").

INTEREST ON INVESTOR CERTIFICATES ......  Class A Certificates: LIBOR plus
                                          ____% per annum.

                                          Class B Certificates: LIBOR plus
                                          ____% per annum.

                                          Interest on the Investor Certificates
                                          will be calculated on the basis of the
                                          actual  number of days elapsed
                                          and a 360-day year; payable on the
                                          15th day of each month (or, if such
                                          day is not a business day, the next
                                          succeeding business day), commencing
                                          in April 1998.

                                          "LIBOR" will mean the London
                                          interbank offered rate for
                                          one-month United States dollar
                                          deposits, determined two business days
                                          prior to the commencement of each
                                          interest accrual period.

PRINCIPAL ON INVESTOR CERTIFICATES .....  The principal of the Class A
                                          Certificates and the Class B
                                          Certificates is scheduled to  be paid
                                          on the Class A Expected Final Payment
                                          Date and the Class B Expected Final
                                          Payment Date, respectively, but may be
                                          paid earlier or later, or monthly,
                                          under certain circumstances.

SERIES CUT-OFF DATE ....................  March 1, 1998.

CLASS A EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in March 2003.

                                          "Distribution Date" will mean the
                                          15th calendar day of each month, or if
                                          such day is not a business day, the
                                          next succeeding business day,
                                          commencing in April 1998.

CLASS B EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in April 2003.

SERIES TERMINATION DATE ................  The first business day following the
                                          Distribution Date in September 2005.

SUBORDINATION OF CLASS B CERTIFICATES ..  The Class B Certificates are
                                          subordinated in right of payment to
                                          the Class A Certificates, to the
                                          extent of the Available Subordinated
                                          Amount at the time any such
                                          subordinated payment is made.

                                      2

AVAILABLE SUBORDINATED AMOUNT ..........  Initially $65,789,500, which may be reduced, reinstated or increased from
                                          time to time, and which amount will
                                          be increased by $2,631,580 upon the
                                          occurrence of a Supplemental Credit
                                          Enhancement Event (as defined below).
                                          The Available Subordinated Amount
                                          will be increased following an
                                          Effective Alternative Credit Support
                                          Election (as defined below) by (i)
                                          $26,315,800 prior to the occurrence
                                          of a Supplemental Credit Enhancement
                                          Event or (ii) $23,684,220 following
                                          the occurrence of a Supplemental
                                          Credit Enhancement Event.

                                          "Effective Alternative Credit Support
                                          Election" will mean an effective
                                          election made by Greenwood under the
                                          terms of the Series Supplement to
                                          increase the amount on deposit in the
                                          Credit Enhancement Account (as
                                          defined below in Credit Enhancement).

                                          A "Supplemental Credit Enhancement
                                          Event" will occur the first
                                          time the long-term debt or deposit
                                          rating of Greenwood (or an additional
                                          seller, if any) is withdrawn or
                                          reduced below BBB - by Standard &
                                          Poor's Ratings Services.

CREDIT ENHANCEMENT .....................  Credit Enhancement initially will consist solely of a cash collateral
                                          account for the exclusive direct
                                          benefit of the holders of the Class B
                                          Certificates (the "Credit Enhancement
                                          Account").

                                          The initial amount of the Credit
                                          Enhancement is $39,473,700.  The
                                          maximum amount of Credit Enhancement
                                          as of any Distribution Date will be
                                          the greater of (i) $5,263,160 and (ii)
                                          an amount equal to 7.5% of the Series
                                          Investor Interest (as defined below)
                                          as of the last day of the related Due
                                          Period (as defined below) (or,
                                          following an Effective Alternative
                                          Credit Support Election, the greater
                                          of $5,263,160 and an amount equal to
                                          12.5% of the Series Investor Interest
                                          as of the last day of the related Due
                                          Period), subject to certain conditions
                                          and limitations.

                                          "Series Investor Interest" will mean
                                          $526,316,000 minus (i) the aggregate
                                          amount on deposit with respect to
                                          principal collections for the benefit
                                          of holders of the Class A Certificates
                                          and Class B Certificates (after giving
                                          effect to losses of principal on
                                          investments of funds), (ii) the
                                          aggregate amount of principal paid to
                                          holders of the Class A Certificates
                                          and Class B Certificates and (iii) the
                                          aggregate amount of unreimbursed
                                          investor losses resulting from
                                          accounts in which the receivables have
                                          been charged-off as uncollectible
                                          (after giving effect to all provisions
                                          in the Series Supplement to reimburse
                                          such charged-off amounts).


                                      3

                                          "Due Period" will mean, with respect
                                          to any Distribution Date, the
                                          calendar month next preceding the
                                          calendar month in which such
                                          Distribution Date occurs.

THE RECEIVABLES ........................  The receivables in the Accounts (as defined below) as of March 1, 1998
                                          totaled $20,006,241,003.28.

GROUP EXCESS SPREAD ....................  The Investor Certificates initially will be included in the "Group One"
                                          group of series.  The three-month
                                          rolling average Group Excess Spread
                                          Percentage (as defined below) for
                                          Group One has declined from 4.57% for
                                          the Distribution Date in March 1997 to
                                          2.86% for the Distribution Date in
                                          March 1998, primarily as a result of
                                          increases in the amount of receivables
                                          which have been charged-off as
                                          uncollectible.

                                          "Group Excess Spread Percentage" for
                                          any Distribution Date is a percentage
                                          calculated by multiplying (i) an
                                          amount for all series in Group One
                                          equal to (a) the sum of finance charge
                                          collections, investment income and
                                          other collections allocable to each
                                          such series, minus (b) the sum of
                                          certificate interest and certain fees
                                          payable with respect to each such
                                          series and the amount of receivables
                                          allocable to each such series which
                                          have been charged-off as
                                          uncollectible, by (ii) twelve, and
                                          then dividing the product by an amount
                                          equal to the sum of all investor
                                          interests for each series in Group One
                                          (in each case for the Distribution
                                          Date).

RATING OF THE INVESTOR CERTIFICATES ....  It is a condition of issuance that the
                                          Class A Certificates be rated in the
                                          highest rating category and that the
                                          Class B Certificates be rated at least
                                          "A" or the equivalent by Moody's
                                          Investors Service and Standard &
                                          Poor's Ratings Services.

ERISA CONSIDERATIONS ...................  It is expected that the assets of an
                                          ERISA plan that invests in the Class A
                                          Certificates would not be deemed to
                                          include an interest in the assets of
                                          the Trust.  The Class B Certificates
                                          may not be acquired by any employee
                                          benefit plan that is subject to ERISA.

LISTING ................................  Application will be made to list the
                                          Investor Certificates on the
                                          Luxembourg Stock Exchange.




                         COMPOSITION OF THE ACCOUNTS

     Information concerning the composition of the accounts from which receivables are included in the Trust (the "Accounts") is set forth below.

     GEOGRAPHIC DISTRIBUTION. As of March 1, 1998, the five states with the largest receivables balances were as follows:


              STATE                     PERCENTAGE OF TOTAL RECEIVABLES
              -----                          BALANCE IN THE ACCOUNTS
                                             -----------------------
              California...............             11.7%
              Texas....................              9.3%
              New York.................              6.8%
              Florida..................              5.9%
              Illinois.................              4.8%

     CREDIT LIMIT INFORMATION. Credit limit information as of March 1, 1998 with respect to the Accounts is as follows:


                                                        PERCENTAGE
                                       RECEIVABLES       OF TOTAL
                                       OUTSTANDING      RECEIVABLES
CREDIT LIMIT                              (000'S)       OUTSTANDING
------------                           -----------      -----------
Less than or equal to $1,000.00....    $   383,445          1.9%
$1,000.01 to $2,000.00.............    $ 2,908,360         14.5%
$2,000.01 to $3,000.00.............    $ 3,012,781         15.1%
Over $3,000.00.....................    $13,701,655         68.5%
                                       -----------        -----
  Total............................    $20,006,241        100.0%
                                       ===========        =====

     SEASONING. As of March 1, 1998, 84.0% of the Accounts were at least 24 months old. The distribution of the age of Accounts as of March 1, 1998 was as follows:


                                          PERCENTAGE    PERCENTAGE
              AGE OF ACCOUNTS            OF ACCOUNTS   OF BALANCES
              ---------------            -----------   -----------
              Less than 12 Months......         4.8%        4.0%
              12 to 23 Months..........        11.2%       11.7%
              24 to 35 Months..........        16.6%       17.5%
              36 Months and Greater            67.4%       66.8%
                                          ----------    --------
                                              100.0%      100.0%
                                          ==========    ========

     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of March 1, 1998 with respect to the Accounts is summarized as follows:


                                          AGGREGATE
                                          BALANCES    PERCENTAGE
              PAYMENT STATUS              (000'S)    OF BALANCES
              --------------            -----------  -----------
              Current........           $17,287,575        86.4%
              1 to 29 Days...           $ 1,193,271         6.0%
              30 to 59 Days..           $   561,303         2.8%
              60 to 89 Days..           $   346,830         1.7%
              90 to 119 Days.           $   262,444         1.3%
              120 to 149 Days           $   176,252         0.9%
              150 to 179 Days           $   178,566         0.9%
                                        -----------  -----------
                                        $20,006,241       100.0%
                                        ===========  ===========

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card Portfolio is not concentrated geographically. As of November 30, 1997, the five states with the largest receivables balances were as follows:


            PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                  OF DISCOVER CARD PORTFOLIO
STATE               AS OF NOVEMBER 30, 1997
-----       ---------------------------------------
California                  11.3%
Texas.....                   9.3%
New York..                   6.7%
Florida...                   5.9%
Illinois..                   5.0%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of November 30, 1997.


     CREDIT LIMIT INFORMATION. Credit limit information as of November 30, 1997 with respect to the Discover Card Portfolio is summarized as follows:


                                                PERCENTAGE
                                  RECEIVABLES    OF TOTAL
                                  OUTSTANDING   RECEIVABLES
CREDIT LIMIT                        (000'S)     OUTSTANDING
------------                     -------------  -----------
Less than or equal to $1,000.00    $   528,792         1.8%
$1,000.01 to $2,000.00.........      4,088,654        13.7%
$2,000.01 to $3,000.00.........      3,927,544        13.2%
Over $3,000.00.................    $21,207,550        71.3%
                                 -------------  -----------
Total..........................    $29,752,540       100.0%
                                 =============  ===========

     SEASONING. As of November 30, 1997, 84.5% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of November 30, 1997 was as follows:


                       PERCENTAGE   PERCENTAGE
AGE OF ACCOUNTS        OF ACCOUNTS  OF BALANCES
---------------        -----------  -----------
Less than 12 Months..         6.6%         5.0%
12 to 23 Months......         8.9%         9.3%
24 to 35 Months......        11.7%        12.4%
36 Months and Greater        72.8%        73.3%
                       -----------  -----------
                            100.0%       100.0%
                       ===========  ===========

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:


                                                         YEAR ENDED DECEMBER 31,
                                  ELEVEN MONTHS ENDED  ----------------------------
                                   NOVEMBER 30, 1997     1996      1995      1994
                                  -------------------  --------  --------  --------
Aggregate Monthly Yields (1)
Excluding Recoveries (2) .......        18.19%          17.72%    16.95%    16.65%
Including Recoveries (3)........        18.90%          18.20%    17.39%    17.07%

___________________________________
(1) Monthly Yield is calculated by dividing monthly finance charges billed by beginning monthly balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any, which are included in finance charge receivables for the Trust. Aggregate Monthly Yield is the average of monthly yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to charged-off accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are included in the Trust and are treated as finance charge collections.


     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of November 30, 1997 with respect to the Discover Card Portfolio is summarized as follows:


                  AGGREGATE
                   BALANCES    PERCENTAGE
PAYMENT STATUS     (000'S)     OF BALANCES
--------------   ------------  -----------
Current........   $25,546,310        85.8%
1 to 29 Days...   $ 2,194,931         7.4%
30 to 59 Days..   $   658,518         2.2%
60 to 89 Days..   $   466,870         1.6%
90 to 119 Days.   $   353,093         1.2%
120 to 149 Days   $   294,001         1.0%
150 to 179 Days   $   238,817         0.8%
                 ------------  -----------
                  $29,752,540       100.0%
                 ============  ===========

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:

                                                        AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                     AVERAGE OF ELEVEN MONTHS    --------------------------------------------------------
                      ENDED NOVEMBER 30, 1997               1996                         1995
                    ---------------------------  ---------------------------  ---------------------------
                     DELINQUENT                  DELINQUENT                   DELINQUENT
                       AMOUNT                      AMOUNT                       AMOUNT
                      (000'S)     PERCENTAGE(1)    (000'S)    PERCENTAGE (1)    (000'S)    PERCENTAGE (1)
                    ------------  -------------  -----------  --------------  -----------  --------------
30-59 Days..........  $  743,464           2.6%   $  680,645            2.7%   $  568,382            2.6%
60-89 Days..........  $  432,410           1.5%   $  361,992            1.4%   $  276,821            1.3%
90-179 Days.........  $  803,204           2.8%   $  593,661            2.3%   $  403,134            1.8%
                    ------------  -------------  --- -------  --------------  -----------  --------------
  Total.............  $1,979,078           6.9%   $1,636,298            6.4%   $1,248,337            5.7%
                    ============  =============  ===========  ==============  ===========  ==============

                    AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
              --------------------------------------------------------
                                    1994
                      --------------------------------
                         DELINQUENT
                           AMOUNT
                           (000'S)       PERCENTAGE(1)
                      -----------------  -------------
30-59 Days..........      $405,942                2.2%
60-89 Days..........      $193,582                1.1%
90-179 Days.........      $282,080                1.5%
                      ----------------   -------------
  Total.............      $881,604                4.8%
                      ================   =============

_________________________
(1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.


     SUMMARY CHARGE-OFF INFORMATION. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:


                                                                        YEAR ENDED DECEMBER 31,
                                           ELEVEN MONTHS ENDED  ----------------------------------------
                                            NOVEMBER 30, 1997       1996          1995          1994
                                           -------------------  ------------  ------------  ------------
                                                                        (DOLLARS IN THOUSANDS)
Average Receivable Outstanding(1)..........        $28,403,076   $25,542,718   $22,031,829   $18,464,611
Gross Charge-Offs..........................        $ 1,891,601   $ 1,458,450   $   923,836   $   680,487
Gross Charge-Offs as a Percentage of
  Average Receivables Outstanding(2).......            7.27%         5.71%         4.19%         3.69%

____________________________
(1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries with respect to charged-off receivables in the Accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are property of the Trust and are treated as finance charge collections.


     SUMMARY PAYMENT RATE INFORMATION (1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:


                                                          Year Ended December 31
                                  Eleven Months Ended  ----------------------------
                                   November 30, 1997     1996      1995      1994
                                  -------------------  --------  --------  --------
Average Monthly Payment Rate(2)...      14.51%          15.24%    16.20%    16.65%
High Monthly Payment Rates........      16.31%          18.08%    18.97%    17.89%
Low Monthly Payment Rates.........      12.41%          13.33%    13.67%    15.16%

______________________________
(1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivables balance outstanding as of the beginning of the month.

(2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.